EXHIBIT 5.1
[LETTERHEAD OF SCHIFF HARDIN LLP]

September 28, 2018

First Mid-Illinois Bancshares, Inc.
1421 Charleston Avenue
Mattoon, Illinois 61938

Re:    Registration Statement on Form S-3
Ladies and Gentlemen:
We have acted as counsel to First Mid-Illinois Bancshares, Inc., a Delaware corporation (the “Company”), in connection with a registration statement on Form S-3 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on September 28, 2018 under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement relates to the issuance and sale from time to time, pursuant to Rule 415 of the rules and regulations promulgated under the Securities Act, of an amount not to exceed $80,000,000.00 of the following securities of the Company: (i) common stock, par value $4.00 per share (the “Common Stock”); (ii) preferred stock, no par value per share (the “Preferred Stock”); (iii) debt securities of the Company (the “Debt Securities”); (iv) depositary shares representing interests in Preferred Stock (the “Depositary Shares”); (v) warrants to purchase Common Stock, warrants to purchase Preferred Stock, warrants to purchase Depositary Shares, and warrants to purchase Debt Securities (collectively, the “Warrants”); (vi) subscription rights evidencing the right to purchase Common Stock, Preferred Stock, Depositary Shares, or Debt Securities (the “Subscription Rights”); (vii) stock purchase contracts with respect to Common Stock or Preferred Stock (the “Stock Purchase Contracts”); (viii) stock purchase units consisting of Stock Purchase Contracts and Debt Securities (the “Stock Purchase Units”); and (ix) units consisting of one or more of the Common Stock, Preferred Stock, Debt Securities or Warrants (the “Units”). The Common Stock, the Preferred Stock, the Debt Securities, the Depositary Shares, the Warrants, the Subscription Rights, the Stock Purchase Contracts, the Stock Purchase Units, and the Units are collectively referred to herein as the “Securities.” The Debt Securities will be issued under an indenture substantially in the form of Exhibit 4.1 to the Registration Statement (the “Indenture”) to be entered into between the Company and a trustee to be identified in the Indenture (the “Trustee”).
This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

In connection with our opinion, we have examined the Registration Statement, including the exhibits thereto, and such other documents, corporate records and instruments, and have examined such laws and regulations, as we have deemed necessary for the purposes of this opinion. In making our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the legal capacity of all natural persons. As to matters of fact material to our opinions in this letter, we have relied on certificates and statements from officers and other employees of the Company, public officials and other appropriate persons.
In rendering the opinions in this letter we have assumed, without independent investigation or verification, that each party to each of the documents executed or to be executed, other than the Company, (a) is validly existing and in good standing under the laws of its jurisdiction of organization, (b) has full power and authority to execute such documents to which it is a party and to perform its obligations thereunder, (c) has taken all necessary action to authorize execution of such documents on its behalf by the persons executing same, (d) has properly executed and delivered, or will properly execute and deliver, each of such documents to which it is a party, and (e) has duly obtained all consents or approvals of any nature from and made all filings with any governmental authorities necessary for such party to execute, deliver or perform its obligations under such documents to which it is a party. In addition, in rendering such opinions we have assumed, without independent investigation or verification, (i) that the execution and delivery of, and performance of their respective obligations under, the documents executed or to be executed by each party thereto, other than the Company, do not violate any law, rule, regulation, agreement or instrument binding upon such party, (ii) that all acts have been taken without violation of any fiduciary duties and in accordance with any notice or disclosure requirements, (iii) that each of such documents is the legal, valid and binding obligation of, and enforceable against, each party thereto, other than the Company, and (iv) that the execution and delivery by the Company of, and performance by it of its obligations under, such documents do not violate any law, rule, regulation, agreement or instrument binding upon the Company or require any consent or approval from or filing with any governmental authority (except that we do not make the assumption set forth in this clause (iv) with respect to the Delaware General Corporation Law and those laws, rules and regulations of the states of Illinois and New York and the United States of America that, in our experience, are normally applicable to transactions of the type provided for by the documents executed or to be executed, but without our having made any special investigation with respect to any other laws, rules or regulations).
We make no representation that we have independently investigated or verified any of the matters that we have assumed for the purposes of this opinion letter.
Based on the foregoing and subject to the qualifications set forth below, we are of the opinion that, when any applicable state securities or Blue Sky laws have been complied with:
1.    With respect to any offering of Common Stock (the “Offered Common Stock”), when (i) an appropriate prospectus supplement with respect to the Offered Common Stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Common Stock is to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance of the Offered Common Stock and related matters; and (iv) the terms of the issuance and sale of the Offered Common Stock have been duly established in conformity with the Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company, so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or a breach of any agreement or instrument binding upon the Company, the Offered Common Stock when issued and sold (1) in accordance with the applicable underwriting, purchase or agency agreement, if any, upon payment of the agreed-upon consideration therefor, or (2) upon conversion or exercise of any other Security, in accordance with the terms of such Security or the instrument, if any, governing such Security providing for such conversion or exercise as approved by the board of directors upon payment of the agreed-upon consideration therefor will be duly authorized, validly issued, fully paid and nonassessable.
2.    With respect to any offering of shares of any series of Preferred Stock (the “Offered Preferred Stock”), when (i) an appropriate prospectus supplement with respect to the Offered Preferred Stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Preferred Stock is to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Preferred Stock and related matters, including the adoption of a Certificate of Designations for the Offered Preferred Stock (the “Certificate of Designations”) in accordance with the applicable provisions of Delaware law; (iv) the Certificate of Designations has been duly filed with the Delaware Secretary of State; and (v) the terms of the Offered Preferred Stock and of its issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations, and the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company, the Offered Preferred Stock when issued and sold (1) in accordance with the applicable underwriting, purchase or agency agreement, if any, upon payment of the agreed-upon consideration therefor, or (2) upon conversion or exercise of any other Security, in accordance with the terms of such Security or the instrument, if any, governing such Security providing for such conversion or exercise as approved by the board of directors upon payment of the agreed-upon consideration therefor, will be duly authorized, validly issued, fully paid and nonassessable.
3.    With respect to any offering of any series of Debt Securities (the “Offered Debt Securities”), when (i) an appropriate prospectus supplement with respect to the Offered Debt Securities has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Debt Securities are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act of 1939; (iv) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Debt Securities and related matters; (v) the terms of the Offered Debt Securities and of their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; and (vi) the Offered Debt Securities have been duly executed and authenticated in accordance with the provisions of the Indenture and duly delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor, the Offered Debt Securities, when issued and sold (1) in accordance with the applicable underwriting, purchase or agency agreement, if any, and the Indenture upon payment of the agreed-upon consideration therefor, or (2) upon conversion or exercise of any other Security, in accordance with the terms of such Security or the instrument, if any, governing such Security providing for such conversion or exercise as approved by the board of directors upon payment of the agreed-upon consideration therefor, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.
4.    With respect to any offering of Depositary Shares (the “Offered Depositary Shares”), when (i) an appropriate prospectus supplement with respect to the Offered Depositary Shares has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Depositary Shares are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Depositary Shares and related matters, including the adoption of a depositary agreement or other similar agreement (the “Depositary Agreement”) for the Offered Depositary Shares; (iv) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of related shares of Preferred Stock and related matters, including the adoption of a Certificate of Designations for the related shares of Preferred Stock (the “Related Certificate of Designations”) in accordance with the applicable provisions of Delaware law; (v) the Related Certificate of Designations has been duly filed with the Delaware Secretary of State; (vi) the terms of the Offered Depositary Shares and the Related Preferred Stock, and their issuance and sale have been duly established in conformity with the Depositary Agreement so as not to violate any applicable law or the Restated Certificate of Incorporation, including the Related Certificate of Designations, or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; (vii) shares of the Preferred Stock relating to any Depositary Shares have been deposited with the depositary; and (viii) the Depositary Agreement or other similar agreement for the Offered Depositary Shares has been duly authorized, executed and delivered by the Company and the depositary and the depositary receipts representing the Offered Depositary Shares have been duly executed, authenticated, issued and delivered to the purchasers thereof upon payment of the agreed-upon consideration and sold in the manner stated in the Depositary Agreement or similar agreement, and in accordance with the applicable Depository Agreement and/or underwriting, purchase or agency agreement, if any, the Offered Depositary Shares will (1) be legally issued; (2) entitle their holders to the rights specified in the Depositary Agreement or similar agreement and the depositary receipts; and (3) be legal, valid and binding obligations of the Company.
5.    With respect to any offering of Warrants (the “Offered Warrants”), when (i) an appropriate prospectus supplement with respect to the Offered Warrants has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Warrants are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Warrants and related matters, including the adoption of the Warrant Agreement with respect to Warrants to purchase Common Stock, the Warrant Agreement with respect to Warrants to purchase Debt Securities, the Warrant Agreement with respect to Warrants to purchase Preferred Stock or the Warrant Agreement with respect to Warrants to purchase Depositary Shares (individually, a “Warrant Agreement”), as the case may be, for the Offered Warrants, and the issuance and terms of the Common Stock, Preferred Stock, Debt Securities or Depositary Shares for which the Offered Warrants are exercisable; (iv) the terms of the Offered Warrants and of their issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations in the case of Preferred Stock underlying the Offered Warrants, or the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; and (v) the Warrant Agreement or other similar agreement for the Offered Warrants has been duly authorized, executed and delivered by the Company and the other parties thereto and certificates representing the Offered Warrants have been duly executed, countersigned, registered and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor: (1) the Offered Warrants, when issued and sold in accordance with the applicable Warrant Agreement and/or underwriting, purchase or agency agreement, if any, will be legal, valid and binding obligations of the Company; (2) if the Offered Warrants are exercisable for shares of Common Stock or Preferred Stock, the shares of Common Stock or Preferred Stock issuable upon exercise of the Offered Warrants will be duly authorized, validly issued, fully paid and nonassessable, assuming the exercise of the Offered Warrants is in accordance with the terms of the applicable Warrant Agreement or similar agreement and assuming, in the case of Preferred Stock, a Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State; (3) if the Offered Warrants are exercisable for Debt Securities, the Debt Securities issuable upon exercise of the Offered Warrants will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, assuming the exercise of the Offered Warrants is in accordance with the terms of the applicable Warrant Agreement or similar agreement and the Indenture and assuming the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act of 1939; and (4) if the Offered Warrants are exercisable for Depositary Shares, the Depositary Shares issuable upon exercise of the Offered Warrants will be legal, valid and binding obligations of the Company, assuming (a) the exercise of the Offered Warrants is in accordance with the terms of the applicable Warrant Agreement or similar agreement and any applicable Depositary Agreement, (b) the Related

Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State and (c) the underlying shares of Preferred Stock have been deposited with the Depositary.
6.    With respect to any offering of Subscription Rights (the “Offered Subscription Rights”), when (i) an appropriate prospectus supplement with respect to the Offered Subscription Rights has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Subscription Rights are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Subscription Rights and related matters, including the adoption of a subscription agent agreement (the “Subscription Agent Agreement”) for the Offered Subscription Rights, and the issuance and terms of the Common Stock, Preferred Stock, Debt Securities or Depositary Shares for which the Offered Subscription Rights are exercisable; (iv) the terms of the Offered Subscription Rights and of their issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations in the case of Preferred Stock underlying the Offered Subscription Rights, or the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; and (v) the Subscription Agent Agreement or other similar agreement for the Offered Subscription Rights has been duly authorized, executed and delivered by the Company and the subscription agent and subscription certificates representing the Offered Subscription Rights have been duly executed, countersigned, registered and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor: (1) the Offered Subscription Rights, when issued and sold in accordance with the applicable Subscription Agent Agreement and/or underwriting, purchase or agency agreement, if any, will be legal, valid and binding obligations of the Company; (2) if the Offered Subscription Rights are exercisable for shares of Common Stock or Preferred Stock, the shares of Common Stock or Preferred Stock issuable upon exercise of the Offered Subscription Rights will be duly authorized, validly issued, fully paid and nonassessable, assuming the exercise of the Offered Subscription Rights is in accordance with the terms of the Subscription Agent Agreement or similar agreement, the subscription certificate, and assuming, in the case of Preferred Stock, a Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State; (3) if the Offered Subscription Rights are exercisable for Debt Securities, the Debt Securities issuable upon exercise of the Offered Subscription Rights will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, assuming the exercise of the Offered Subscription Rights is in accordance with the terms of the Subscription Agent Agreement or similar agreement, the subscription certificate, and the Indenture, and that the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act of 1939; and (4) if the Offered Subscription Rights are exercisable for Depositary Shares, the Depositary Shares issuable upon exercise of the Offered Subscription Rights legal, valid and binding obligations of the Company, assuming (a) the exercise of the Offered Subscription Rights is in accordance with the terms of the Subscription Agent Agreement or similar agreement, the subscription certificate, and any applicable Depositary Agreement or similar agreement, (b) the Related Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State and (c) the underlying shares of Preferred Stock have been deposited with the Depositary.
7.    With respect to any offering of Stock Purchase Contracts (the “Offered Stock Purchase Contracts”), when (i) an appropriate prospectus supplement with respect to the Offered Stock Purchase Contracts has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Stock Purchase Contracts are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Contracts and related matters, including adoption of the Stock Purchase Contract Agreement (the “Stock Purchase Contract Agreement”) for the Offered Stock Purchase Contracts, and the issuance of the shares of Common Stock or Preferred Stock issuable pursuant to settlement of the Offered Stock Purchase Contracts; (iv) the terms of the Offered Stock Purchase Contracts and of their issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations in the case of Preferred Stock underlying the Offered Stock Purchase Contracts, or the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws or result in a default under or breach of any agreement or instrument binding upon the Company; and (v) the Stock Purchase Contract Agreement or other similar agreement has been duly executed and duly delivered by the Company and the other parties thereto and certificates representing the Offered Stock Purchase Contracts have been duly executed, authenticated, registered and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor: (1) the Offered Stock Purchase Contracts, when issued and sold in accordance with the applicable Stock Purchase Contract Agreement and/or underwriting, purchase or agency agreement, if any, will be legal, valid and binding obligations of the Company; and (2) if shares of Common Stock or Preferred Stock are issuable upon settlement of the Offered Stock Purchase Contracts, the shares of Common Stock or Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming the Offered Stock Purchase Contracts are settled in accordance with the terms of the Stock Purchase Contract Agreement or similar agreement and assuming, in the case of Preferred Stock, a Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State.
8.    With respect to any offering of Stock Purchase Units (the “Offered Stock Purchase Units”), when (i) an appropriate prospectus supplement with respect to the Offered Stock Purchase Units has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Stock Purchase Units are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Stock Purchase Units and related matters, including the adoption of the Stock Purchase Unit Agreement (the “Stock Purchase Unit Agreement”) for the Offered Stock Purchase Units, and the Stock Purchase Contracts and Debt Securities comprising the Offered Stock Purchase Units; (iv) the terms of the Offered

Stock Purchase Units and of their issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations in the case of Preferred Stock underlying any Offered Stock Purchase Contracts comprising the Offered Stock Purchase Units, or the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; (v) the terms of any Debt Securities comprising the Offered Stock Purchase Units and their issuance and sale have been duly established in conformity with the Indenture so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; and (vi) the Stock Purchase Unit Agreement or other similar agreement has been duly executed and duly delivered by the Company and the other parties thereto and certificates representing the Offered Stock Purchase Units have been duly executed, authenticated, registered and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor: (1) the Offered Stock Purchase Units, when issued and sold in accordance with the applicable Stock Purchase Unit Agreement and/or underwriting, purchase or agency agreement, if any, will be legal, valid and binding obligations of the Company; (2) if shares of Common Stock or Preferred Stock are issuable upon settlement of the Offered Stock Purchase Units, the shares of Common Stock or Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming the Offered Stock Purchase Units are settled in accordance with the terms of the Stock Purchase Unit Agreement or similar agreement and assuming, in the case of Preferred Stock, a Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State; and (3) the Debt Securities issuable upon exercise of the Offered Stock Purchase Units will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, assuming (a) the Offered Stock Purchase Units are settled in accordance with the terms of the Stock Purchase Unit Agreement or similar agreement and the Indenture, and (b) that the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act of 1939.
9.    With respect to any offering of Units (the “Offered Units”), when (i) an appropriate prospectus supplement with respect to the Offered Units has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations thereunder; (ii) if the Offered Units are to be sold pursuant to an underwriting, purchase or agency agreement, such agreement has been duly authorized, executed and delivered by the Company and the other parties thereto; (iii) the board of directors, including any appropriate committee appointed thereby, and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Offered Units and related matters, including the adoption of a unit agreement (the “Unit Agreement”) for the Offered Units, and the Common Stock, Preferred Stock, Debt Securities or Warrants comprising the Offered Stock Purchase Units; (iv) the terms of the Offered Units and of their issuance and sale have been duly established in conformity with the Restated Certificate of Incorporation, including the Certificate of Designations in the case of Preferred Stock comprising the Units, or the Amended and Restated Bylaws of the Company so as not to violate any applicable law or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company or result in a default under or breach of any agreement or instrument binding upon the Company; and (v) the Unit Agreement or other similar agreement has been duly executed and duly delivered and certificates representing the Offered Units have been duly executed, authenticated, registered and delivered to the purchasers thereof upon payment of the agreed-upon consideration therefor: (1) the Offered Units, when issued and sold in accordance with the applicable Unit Agreement and/or underwriting, purchase or agency agreement, if any, legal, valid and binding obligations of the Company; (2) if shares of Common Stock or Preferred Stock are issuable upon settlement of the Offered Units, the shares of Common Stock or Preferred Stock will be duly authorized, validly issued, fully paid and nonassessable, assuming the Offered Units are settled in accordance with the terms of the Unit Agreement or similar agreement and assuming, in the case of Preferred Stock, a Certificate of Designations has been duly adopted and filed with the Delaware Secretary of State; (3) if Debt Securities are issuable upon settlement of the Offered Units, the Debt Securities issuable upon exercise of the Offered Units will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, assuming the exercise of the Offered Units is in accordance with the terms of the Unit Agreement or similar agreement and the applicable Indenture; and (4) if Warrants are issuable upon settlement of the Offered Units, the Warrants issuable upon exercise of the Offered Units will be legal, valid and binding obligations of the Company, assuming the exercise of the Offered Units is in accordance with the terms of the applicable Unit Agreement or similar agreement and the applicable Warrant Agreement or similar agreement.
The opinions set forth above are subject to the following qualifications:
A.    The opinions expressed herein with respect to the legality, validity, binding nature and enforceability of any Securities are subject to (i) applicable laws relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally, whether now or hereafter in effect, (ii) general principles of equity, including, without limitation, concepts of materiality, laches, reasonableness, good faith and fair dealing and the principles regarding when injunctive or other equitable remedies will be available (regardless of whether considered in a proceeding at law or in equity), (iii) requirements that a claim with respect to any Offered Debt Security denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect to such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iv) government authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies, currency units or composite currencies.
B.    The foregoing opinions are limited to the laws of the State of New York, the State of Illinois, the United States of America and the General Corporation Law of Delaware, and we express no opinion as to the laws of any other jurisdiction.
The opinions expressed in this opinion letter are as of the date of this opinion letter only and as to laws covered hereby only as they are in effect on that date, and we assume no obligation to update or supplement such opinion to reflect any facts or circumstances that may come to our attention after that date or any changes in law that may occur or become effective after that date. The opinions herein are limited to the matters expressly set forth in this opinion letter, and no opinion or representation is given or may be inferred beyond the opinions expressly set forth in this opinion letter.

We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement and to the reference to us under the caption “Legal Matters” in the prospectus contained in the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.
Very truly yours,

SCHIFF HARDIN LLP

By:     /s/ Jason L. Zgliniec
Jason L. Zgliniec